                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 26, 2002


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


            Maryland                     1-12002                 23-2715194
        (State or other                (Commission            (I.R.S. Employer
jurisdiction of incorporation)         File Number)          Identification No.)



                            20 Soundview Marketplace
                         Port Washington, New York         11050
               (Address of principal executive offices) (Zip Code)


                                 (516) 767-8830
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

Registrant hereby amends Item 7 of its Current Report on Form 8-K dated April 26, 2002 as filed on May 7, 2002 with respect to the required financial statements and pro forma information. Capitalized terms used but not defined herein have the meaning given to each such term in the initial Form 8-K.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired. Not applicable

     (b) Pro Forma Financial Information

         The following unaudited pro-forma consolidated financial statements are filed with this report:


                                                                          Page
                                                                          ----
         Pro Forma Consolidated Balance Sheet as of March 31, 2002         F-1
         Pro Forma Consolidated Statements of Income:
                  Three months ended March 31, 2002                        F-2
                  Year ended December 31, 2001                             F-3



     The Pro Forma Consolidated Balance Sheet as of March 31, 2002 reflects the financial position of the Registrant after giving effect to the disposition of the assets discussed in Item 2 and assumes the disposition took place on March 31, 2002. The Pro Forma Consolidated Statements of Income for the three months ended March 31, 2002 and year ended December 31, 2001 assume the disposition occurred on January 1, 2001. The Consolidated Statement of Income for the year ended December 31, 2001, prior to pro forma adjustments, has been reclassified to separately report as discontinued operations, those properties sold and held for sale as a result of the Registrant's adoption of the Statement of Financial Accounting Standard No. 144 (Accounting for the Impairment and Disposal of Long-Lived Assets). The Registrant adopted this statement, which was effective for fiscal years beginning after December 15, 2001, for the year commencing January 1, 2002.

     The unaudited pro forma consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Registrant, or of the financial position or results of operations that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Registrant's consolidated financial statements for future periods will reflect the disposition only from April 26, 2002, the date of disposition.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ACADIA REALTY TRUST
                                              (Registrant)


Date: July 2, 2002                         By: /s/ Perry Kamerman

                                               Name:  Perry Kamerman
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

                      ACADIA REALTY TRUST AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2002
                    (in thousands, except per share amounts)

                                                                                              Actual       Pro forma
                                                                                           (unaudited)    adjustments    Pro forma
                                                                                           -----------    -----------   -----------
ASSETS
Real estate............................................................................
Land...................................................................................    $    57,927     $     --     $    57,927
Buildings and improvements.............................................................        367,128           --         367,128
                                                                                           -----------                  -----------
                                                                                               425,055           --         425,055
Less: accumulated depreciation.........................................................         81,981           --          81,981
                                                                                           -----------                  -----------
Net real estate........................................................................        343,074           --         343,074
Cash and cash equivalents..............................................................         39,262        5,433  (1)     44,695
Cash in escrow.........................................................................          3,240           --           3,240
Investments in unconsolidated partnerships.............................................          5,135           --           5,135
Rents receivable, net..................................................................          5,839           --           5,839
Note receivable........................................................................          3,563        6,262  (2)      9,825
Prepaid expenses.......................................................................          2,041           --           2,041
Deferred charges, net..................................................................         11,964           --          11,964
Other assets...........................................................................          1,972           --           1,972
Assets of discontinued operations......................................................         47,755      (46,727) (3)      1,028
                                                                                           -----------     ---------    -----------
                                                                                           $   463,845     $(35,032)    $   428,813
                                                                                           ===========     =========    ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable.................................................................    $   218,966     $     --     $   218,966
Accounts payable and accrued expenses..................................................          4,286           --           4,286
Dividends and distributions payable....................................................          3,745           --           3,745
Due to related parties.................................................................             98           --              98
Other liabilities......................................................................          3,735        6,262  (4)      9,997
Liabilities of discontinued operations.................................................         43,351      (43,028) (3)        323
                                                                                           -----------     ---------    -----------
Total liabilities......................................................................        274,181      (36,766)        237,415
                                                                                           -----------     ---------    -----------
Minority interest in Operating Partnership.............................................         27,146          304  (4)     27,450
Minority interests in majority-owned partnerships......................................          1,996           --           1,996
                                                                                           -----------     ---------    -----------
Total minority interests...............................................................         29,142          304          29,446
                                                                                           -----------     ---------    -----------
Shareholders' equity:
Common shares, $.001 par value, authorized 100,000,000 shares, issued and outstanding
  24,700,328 shares....................................................................             25           --              25
Additional paid-in capital.............................................................        166,834           --         166,834
Accumulated other comprehensive income.................................................           (489)          --            (489)
Retained deficit.......................................................................         (5,848)       1,430  (4)     (4,418)
                                                                                           -----------     ---------    -----------
Total shareholders' equity.............................................................        160,522        1,430         161,952
                                                                                           -----------     ---------    -----------
                                                                                           $   463,845     $(35,032)    $   428,813
                                                                                           ===========     =========    ===========

Notes:

(1)  Reflects cash proceeds from the sale of the properties.
(2)  Reflects a preferred equity interest in the Buyer.
(3) Reflects the elimination of property-related assets and liabilities associated with the sold properties.
(4) Reflects the deferred and realized portions of gain from the sale of the properties.

                      ACADIA REALTY TRUST AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 2002
                    (in thousands, except per share amounts)

                                                                                                           Pro forma
                                                                                              Actual      adjustments    Pro forma
                                                                                           -----------    -----------   -----------
                                                                                           (unaudited)
Revenues
Minimum rents..........................................................................    $    12,344     $     --     $    12,344
Percentage rents.......................................................................            319           --             319
Expense reimbursements.................................................................          2,691           --           2,691
Lease termination income...............................................................          3,800           --           3,800
Other..................................................................................          1,014           --           1,014
                                                                                           -----------     --------     -----------
Total revenues.........................................................................         20,168           --          20,168
                                                                                           -----------     --------     -----------
Operating expenses
Property operating.....................................................................          3,689           --           3,689
Real estate taxes......................................................................          2,040           --           2,040
General and administrative.............................................................          1,450           --           1,450
Depreciation and amortization..........................................................          3,745           --           3,745
                                                                                           -----------     --------     -----------
Total operating expenses...............................................................         10,924           --          10,924
                                                                                           -----------     --------     -----------
Operating income.......................................................................          9,244           --           9,244
Equity in earnings of unconsolidated partnerships......................................            118           --             118
Interest expense.......................................................................         (2,876)          --          (2,876)
Minority interest......................................................................         (1,030)          --          (1,030)
                                                                                           -----------     --------     -----------
Income from continuing operations......................................................          5,456           --           5,456
                                                                                           -----------     --------     -----------
Discontinued operations:
Income from discontinued operations....................................................            376         (332) (1)         44
Gain on sale of properties.............................................................          1,375           --           1,375
Minority interest......................................................................           (741)          47  (1)       (694)
                                                                                           -----------     --------     -----------
Income from discontinued operations....................................................          1,010         (285)            725
                                                                                           -----------     --------     -----------
Net income ............................................................................    $     6,466     $   (285)    $     6,181
                                                                                           ===========     ========     ===========
Earnings per Common Share--basic and diluted:
Income from continuing operations......................................................    $       .20     $     --     $       .20
Income from discontinued operations....................................................            .04         (.01)            .03
                                                                                           -----------     --------     -----------
Net income per Common Share............................................................    $       .24     $   (.01)    $       .23
                                                                                           ===========     ========     ===========
Weighted average outstanding Common Shares, basic and diluted..........................     26,376,443           --      26,376,443
                                                                                           ===========     ========     ===========

Notes:
(1)  Reflects the elimination of activity related to the sold properties.

                      ACADIA REALTY TRUST AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                    (in thousands, except per share amounts)

                                                                                                    Pro forma
                                                                                       Actual      adjustments         Pro forma
                                                                                    -----------    -----------        -----------
Revenues
 Minimum rents..................................................................    $    49,258     $     --          $    49,258
 Percentage rents...............................................................          1,213           --                1,213
 Expense reimbursements.........................................................         11,530           --               11,530
 Other..........................................................................          2,056           --                2,056
                                                                                    -----------     --------          -----------
   Total revenues...............................................................         64,057           --               64,057
                                                                                    -----------     --------          -----------
Operating Expenses
 Property operating.............................................................         15,374           --               15,374
 Real estate taxes..............................................................          8,909           --                8,909
 General and administrative.....................................................          5,556           --                5,556
 Depreciation and amortization..................................................         14,258           --               14,258
 Impairment of real estate......................................................          1,130           --                1,130
                                                                                    -----------     --------          -----------
   Total operating expenses                                                              45,227           --               45,227
                                                                                    -----------     --------          -----------
Operating income................................................................         18,830           --               18,830
Equity in earnings of unconsolidated partnerships...............................            504           --                  504
Interest expense................................................................        (12,922)          --              (12,922)
Minority interests..............................................................         (1,408)          --               (1,408)
                                                                                    -----------     --------          -----------
Income from continuing operations...............................................          5,004           --                5,004
                                                                                    -----------     --------          -----------
Discontinued operations:
Income from discontinued operations.............................................          3,192       (1,294) (1)           1,898
Gain on sale of properties......................................................         17,734        5,941  (2)          23,675
Impairment of real estate.......................................................        (14,756)          --              (14,756)
Minority interest...............................................................         (1,083)        (815) (1),(2)      (1,898)
                                                                                    -----------     --------          -----------
Income from discontinued operations.............................................          5,087        3,832                8,919
                                                                                    -----------     --------          -----------
Income before extraordinary item and cumulative effect of change in
  accounting principle..........................................................         10,091        3,832               13,923
Extraordinary item - Loss on early extinguishment of debt.......................           (140)          --                 (140)
Cumulative effect of a change in accounting principle...........................           (149)          --                 (149)
                                                                                    -----------     --------          -----------
Net income......................................................................    $     9,802     $  3,832          $    13,634
                                                                                    ===========     ========          ===========
Earnings per Common Share--basic and diluted:
Income from continuing operations...............................................    $       .18     $     --          $       .18
Income from discontinued operations.............................................            .19          .14                  .33
                                                                                    -----------     --------          -----------
Income before extraordinary item and cumulative effect of change in accounting
  principle.....................................................................            .37          .14                  .51
Extraordinary item..............................................................           (.01)          --                 (.01)
Cumulative effect of change in accounting principle.............................           (.01)          --                 (.01)
                                                                                    -----------     --------          -----------
Net income per Common Share.....................................................    $       .35     $    .14          $       .49
                                                                                    ===========     ========          ===========
Weighted average outstanding Common Shares, basic and diluted...................     28,313,070           --           28,313,070
                                                                                    ===========     ========          ===========

Notes:
(1)  Reflects the elimination of activity related to the sold properties.
(2)  Reflects the realized gain on the sale of the properties.